Item 1: Report to Shareholders

New Era Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

The stock market rose steadily in the first four months of the year, advancing nearly 6.3% before correcting sharply to end the first half with a modest gain. The Federal Reserve raised the fed funds rate four more times, bringing its short-term target rate to 5.25%—a level not seen in five years. Investors are now focused on the potential impact of these higher rates on the economy and on the likelihood of further rate hikes. Progress has proven elusive in resolving the hostilities in Iraq and the nuclear dilemma posed by Iran, and this also affected the market’s stability. The U.S. dollar weakened, and gold reached its highest level ever, except for a brief period in January 1980. Member countries of the European Union (EU) are showing little economic growth, and with inflationary pressures building, the European Central Bank is also raising the specter of further rate increases. Oil prices continued to rise, exacerbated by pre-election turmoil in Nigeria, threats voiced by Iran, and the lack of sufficient spare production capacity. Other commodities have been both strong and volatile as inventories are very low, production is being interrupted by strikes, and new capacity additions are being challenged by rising costs and opposition by local communities.

Your fund returned 13.36% for the six months ended June 30, 2006, and 33.59% for the 12 months, significantly outpacing the S&P 500 Stock Index for both periods as the majority of industries that the fund invests in outperformed the general market. The fund lagged its Lipper index for the year, largely because New Era is more diversified than other funds in our peer group, which includes several pure energy-related funds. In the most recent six months, fund performance was in line with the Lipper index because good performance by commodities other than energy narrowed the earlier performance gap. Forest products and paper and chemicals still struggled, however.

ECONOMIC AND MARKET ENVIRONMENT

After a strong start to the year, the economy began to show signs that the Fed’s series of rate hikes—which have taken the fed funds rate from 1% to 5.25% over the last two years—have begun to slow the economy. The Fed remains doggedly vigilant on the inflation front. The consumer price index is starting to rise at an uncomfortable rate, even when volatile food and energy prices are excluded from that measure. The Fed’s predicament is slowing the economy without hitting the brakes too hard and tipping the country into a recession. Unfortunately, the shifting signals from the new chairman, Ben Bernanke, have been more disturbing to the market than those of his predecessor, Alan Greenspan. Those conflicting signals have increased volatility in the financial markets and in commodity prices.

The higher benchmark rate has rippled through to consumer lending rates, raising interest costs for existing variable-rate mortgages and new home-equity loans. As a result, the housing market has begun to soften and home values decline. These factors have dampened growth in consumption, but capital spending by corporations has shown some offsetting strength. The unemployment rate has remained low, and some industries are even having difficulty finding qualified employees. The latter happens to be particularly acute for resource industries, hampering their ability to maintain and expand capacity. The dollar weakened as the trade deficit ballooned, contributing to a sharp increase in the price of gold as investors attempted to put their savings into something that will hold its store of value.

Japan’s economy made further progress out of a prolonged period of economic malaise and deflation, adding to resource demand growth. Western Europe continued in a stop-and-go mode as the EU member countries adjust to competing in today’s export markets and to the inflationary impact of rising energy and raw material costs. Emerging markets—especially China with its strong exports and resource-rich countries like Russia and Brazil—are thriving, though currency inflation has posed some offsetting problems.

Geopolitical priorities—particularly as they relate to access to resources, especially oil—have raised a complex web of issues, including a shift to the left in Latin America and the reemergence of Russia as a world economic power. Resource-short countries like China and India are competing for global control of energy reserves and production, and alliances between the resource-rich and resource-poor have created strange bedfellows on the global stage. The Saudis are engaged with the East as never before, and the West is seeking opportunities in Russia. Isolation has thrust countries like Iran and North Korea into the weapons trade. These tensions have awakened protectionism and provoked threats of restricting or destroying energy production capacity—a blunt but powerful weapon. As a result, the generally synchronous global growth we presently enjoy could be threatened.

The prices of exchange-traded resources gyrated with extreme volatility during the first half of the year. A lot of cash has flowed into these assets as investors have recognized that returns from commodities are very competitive with those from stocks and offer some countercyclical protection. This cash flow into metals and energy has resulted in much higher prices than we have historically seen and has overtaxed the normal pricing mechanism for these commodities. The new investment flows have “cornered the market” in the short run, much as the Hunt brothers attempted to do with silver in the early 1980s. The Hunts were successful until they tried to unload their bounty, showing that it was their buying that caused the silver price spike rather than true supply and demand.

High exchange prices indirectly affect the physical markets for oil, copper, nickel, zinc, aluminum, etc., as many of these trade on the basis of the publicly quoted exchange prices. This impact of high exchange prices only happens because physical inventories and spare capacity are at extremely low levels and therefore, in the short run, there is no additional supply to satisfy demand. This normally would stimulate substitution (aluminum for steel, for example), but commodities prices are rising virtually in tandem. Consequently, the only way to balance supply and demand is by demand destruction—higher prices bring about a change in usage (conservation) or bankrupt the marginal producer that cannot be profitable at these higher prices. For example, we have seen high natural gas prices bankrupt a large portion of the domestic ammonia fertilizer industry. In the longer run, production capacity for many of these commodities can catch up and exceed demand growth, given the financial returns that these prices would provide. However, these pricing signals have yet to attract enough investment to generate the additional capacity.

In the case of gold, there is a definitive example of investors having a direct physical impact on the market. Unlike other commodities instruments, the recently created exchange-traded funds (ETFs) that invest in gold must have physical possession of gold equal to the amount invested in these instruments. The amount of gold needed to be kept in inventory to back these ETFs—more than 550 tons—would place ETFs 10th globally in the rankings of central bank reserves. ETFs have proven to be a marketing success since they make it extremely easy for individuals to invest in gold with relatively low apparent transaction costs. However, the sheer explosion in demand due to ETFs has no doubt affected the volatility and perhaps the price of gold.

In spite of a mild winter, oil prices continued their climb due to international tensions and increasing constraints on finding and developing new supplies. However, domestic natural gas prices dropped substantially as the market recovered from last year’s hurricanes and storage inventories filled beyond winter’s needs. Inventories of oil and oil products are adequate and in some cases high by historical standards. The Saudis are spending enormous sums to develop spare capacity in order to reduce the risk premium in the price of oil, but it may be a few years before this strategy is successful.

PORTFOLIO REVIEW

While energy stocks were once again major contributors to the fund’s performance, metals companies were also top contributors during the last six months. This was largely because base metals prices hit new highs amid considerable volatility as inventories reached low levels. The diversified resources category, which includes companies ranging from coal miners to those that produce equipment for mining and farming, was also a significant contributor. Our gold-related holdings lagged the price of the metal as investors were drawn to ETFs as an alternative, but the stocks moved up sharply late in the period. Once again, the weakest groups were the chemicals and forest products and paper stocks. Both of these converting industries have experienced high and persistent cost inflation, which they have not been able to pass along to customers. We have pared our exposure to the paper and forest group, focusing on the companies with pricing power.

Takeover activity continued in the resource sector with some positive and negative impacts on the portfolio. Given the strength in commodity prices and stocks, the opportunity to make attractively valued acquisitions are few and far between. Thus, we are not generally excited about owning an acquiring company at this stage. In the metals arena, one of our holdings, Teck Cominco, made a takeover bid for another more sizable holding, Inco, which had already made an offer for a company we do not own, Falconbridge Limited. However, as an owner of Teck, we think that at the opening round of bidding, the acquisition made a great deal of sense. Falconbridge is also being pursued by a British company, Xstrata. Then, a fifth player, Phelps Dodge (in which we had a small position that we eliminated after the bidding started), jumped into the fray, outbidding Teck Cominco for Inco. The rationale behind these moves is the desire by the acquiring companies to improve both growth and diversity in metals production, giving a higher valuation for the combined entity. As a result of the takeover offer, Inco, a major global producer of nickel, a key element in the manufacture of stainless steel, was one the top contributors to the fund’s performance. Unfortunately, in late June one of our portfolio holdings, Anadarko Petroleum, undertook a very large acquisition of two companies not held in the portfolio. We are concerned that the company may be paying a high price but are waiting to see how the acquisitions play out. (Please see the portfolio of investments for a complete listing of the fund's holdings and the amount each represents in the portfolio.)

Our largest contribution overall came from holdings in the oil services sector, where returns and profits are approaching or exceeding levels reached in the drilling boom of the early 1980s. Specifically, the top contributor was Schlumberger, the global leader in technologically advantaged products and services for the oil industry. Baker Hughes, another full-service oil services company, also performed well, as did Smith International, a leading provider of drilling and completion services and products.

Part of our strategy has been to invest in companies that provide equipment to the mining and construction industry. In this group, Terex, a maker of trucks and cranes with joint ventures in the rapidly growing Chinese market, was a strong contributor to fund performance.

The paper industry is encountering significant headwinds to operating margins, which hampered Smurfit-Stone Container, the largest North American industrial packaging company, and Bowater, a leading North American newsprint, coated, and specialty paper producer. Encore Acquisition, a buyer and exploiter of domestic oil and gas properties, detracted as earnings disappointed and its earnings forecast was lowered due to higher oil transportation costs. Chemicals were also weak as higher input costs squeezed margins. Dow Chemical, the largest domestic producer of olefins, their derivatives, and specialty chemicals, and Nova Chemicals, a Canadian olefins and styrenics producer, weighed on fund results. Nova also had recurring startup problems at a new facility.

ConocoPhillips shows up as both a purchase and a sale in our table on page 10. This reflects a deal in which ConocoPhillips, an international integrated oil company, acquired another fund holding, Burlington Resources. Since the deal was consummated, in part, with stock, our holdings in ConocoPhillips increased. We then trimmed our position to a more comfortable level. We also executed a trade within the coal sector to take advantage of a relative valuation gap. We bought CONSOL Energy, the largest producer of high-BTU coal in the North Appalachian Basin, and trimmed Arch Coal, a major producer of coal in the eastern U.S. and low sulfur coal in the Powder River Basin of Wyoming. We bought shares in Repsol, the Spanish oil company with refining and marketing operations in Spain and energy production in Latin America and Libya, because we saw the company’s new management taking a number of steps to improve operations and unlock value. We also initiated a position in Joy Global, a well-managed manufacturer of products for the coal and base metals mining industries, based on our belief that demand will continue to rise over the next several years. We eliminated Metal Management, a scrap-metal recycler. The stock had proven a strong contributor, and scrap prices had reached historically high levels. We trimmed Alcan, a fully integrated aluminum producer in North America and Europe, on price strength. We also eliminated our holdings in MeadWestvaco, a global specialty and consumer packaging company, and the previously mentioned Bowater to reduce our exposure to paper-converting companies.

OUTLOOK

We are at a difficult juncture both economically and politically with a new Fed leader at the helm. The economy has been on a healthy path for five years now, and the Federal Reserve is in the delicate position of having to slow growth a bit without tumbling the economy into a recession. Consumers have kept the economy percolating by milking their balance sheets with home-equity borrowing to fund personal spending, but with rates rising and the housing market cooling, the corporate world must take over some of this stimulus. We are seeing tenuous signs that this is taking place, but it is generally not an easy transition, and the risks of recession have increased as liquidity has tightened. The leading economic indicators now portend a slowdown in the second half of the year.

From a global standpoint, the emerging markets with their strong trade balances continue to steam ahead, but much of their strength relies on the health of the U.S. economy. Japan is in a nascent recovery and Western Europe shows inconsistent signs of growth. Those regions could go either way should the U.S. falter. Japan has ended its era of virtually interest-free lending, and this may have broad consequences for the more speculative and risky types of investments.

Energy prices are likely to remain high until spare capacity is sufficient to allow markets to be less focused on political problems in producer countries. While a relatively large increase in oil production capacity outside of OPEC will be available over the next year and a half, it will take either a global recession or far more significant demand destruction than we have yet seen before oil prices become more rational. The prices of other commodities should also remain at historically high levels, but a significant economic slowdown in China or the West would rein them in.

As I write this letter, there are new hostilities in the Middle East affecting oil and gold prices in a way that helps the fund, at least on a relative basis, but ultimately could cause problems for global economic growth. These events are further destabilizing the region, and there's always the danger that the war of words could escalate. Although we are still early in this crisis, it is generally situations like these that create trading opportunities, and we will be closely monitoring events for possibilities. We continue to emphasize resources for the long term and seek out companies with advantaged reserves and disciplined management.

Respectfully submitted,

Charles M. Ober
President and chairman of the Investment Advisory Committee

July 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

	6 Months Ended 6/30/06**	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/31/01
NET ASSET VALUE						
Beginning of period	$ 41.10	$ 33.68	$ 27.22	$ 20.63	$ 22.24	$ 24.30
Investment activities						
Net investment income	0.37	0.39	0.24	0.25	0.23	0.27
Net realized and unrealized gain (loss)	5.12	9.72	7.91	6.59	(1.64)	(1.38)
Total from investment activities	5.49	10.11	8.15	6.84	(1.41)	(1.11)
Distributions						
Net investment income	–	(0.37)	(0.23)	(0.25)	(0.20)	(0.27)
Net realized gain	–	(2.32)	(1.46)	–	–	(0.68)
Total distributions	–	(2.69)	(1.69)	(0.25)	(0.20)	(0.95)
NET ASSET VALUE						
End of period	**$ 46.59**	**$ 41.10**	**$ 33.68**	**$ 27.22**	**$ 20.63**	**$ 22.24**
Ratios/Supplemental Data						
Total return^	**13.36%**	**29.88%**	**30.09%**	**33.20%**	**(6.34)%**	**(4.35)%**
Ratio of total expenses to average net assets	0.66%†	0.68%	0.69%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets	1.64%†	1.02%	0.87%	1.13%	1.03%	1.11%
Portfolio turnover rate	13.7%†	35.7%	19.2%	17.7%	11.5%	17.9%
Net assets, end of period (in millions)	$ 4,500	$ 3,764	$ 2,148	$ 1,332	$ 985	$ 1,070

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 95.8%		
CONSUMER & SERVICE 0.3%		
Merchandising 0.3%		
Wal-Mart	269,200	12,967
Total Consumer & Service		12,967
NATURAL RESOURCE-RELATED 95.5%		
Agriculture 2.7%		
AGCO (1)	189,800	4,996
Deere	651,500	54,394
Potash Corp. of Saskatchewan	735,852	63,261
		122,651
Building & Real Estate 2.5%		
AMB Property, REIT	399,100	20,175
Archstone-Smith Trust, REIT	380,500	19,356
Boston Properties, REIT	210,600	19,038
Camden Property Trust, REIT	258,600	19,020
Duke Realty, REIT	361,000	12,689
ProLogis, REIT	271,544	14,153
Simon Property Group, REIT	91,400	7,581
		112,012
Chemicals 1.7%		
Dow Chemical	791,800	30,904
DuPont	628,296	26,137
Nova Chemicals	638,700	18,388
		75,429
Diversified Metals 9.0%		
Alcan	1,339,500	62,876
BHP Billiton (AUD)	4,607,672	99,181
Companhia Vale do Rio Doce ADR	1,756,500	42,226
Mechel OAO ADR	786,216	17,603
Nucor	754,600	40,937
Rio Tinto (GBP)	1,277,379	67,517

Schnitzer Steel, Class A	319,300	11,329
Teck Cominco, Class B (CAD)	1,079,354	64,844
		406,513
Diversified Resources 8.3%		
Arch Coal	1,470,804	62,318
Burlington Northern Santa Fe	351,776	27,878
Caterpillar	577,986	43,048
CONSOL Energy	1,200,900	56,106
Finning International (CAD)	434,400	14,493
International Coal Group (1)	2,261,500	16,260
Peabody Energy	1,057,802	58,973
Penn Virginia	357,700	24,996
St. Joe	214,900	10,001
Terex (1)	606,480	59,860
Western Water (1)	2,259	298
		374,231
Forest Products 4.4%		
Domtar	2,094,000	12,941
International Paper	1,760,278	56,857
Kimberly-Clark	484,380	29,886
Potlatch, REIT	793,885	29,969
Smurfit-Stone Container (1)	2,663,948	29,144
Weyerhaeuser	613,079	38,164
		196,961
Gas Transmission & Distribution 2.1%		
Duke Energy	685,400	20,130
NiSource	1,244,606	27,182
Williams Companies	2,076,439	48,506
		95,818
Integrated Petroleum-Domestic 4.9%		
ConocoPhillips	1,776,458	116,411

Murphy Oil	1,883,346	105,204
		221,615
Integrated Petroleum-International 16.3%		
BP ADR	1,252,089	87,158
Chevron	480,432	29,816
Eni S.p.A. ADR	860,992	50,583
ExxonMobil	1,948,218	119,523
Lukoil ADR	490,068	41,092
Mol Magyar Olaj-es Gazipari ADR	223,500	22,909
Petroleo Brasileiro ADR	368,017	29,382
Repsol (EUR)	1,156,300	33,083
Royal Dutch Shell ADR	1,909,630	127,907
Statoil ASA (NOK)	3,324,199	94,238
Total ADR	1,464,752	95,971
		731,662
Miscellaneous Energy 2.1%		
Dynegy, Class A (1)	4,165,738	22,787
Edison International	308,272	12,023
NRG Energy (1)	1,039,914	50,103
Verasun Energy (1)	330,200	8,664
		93,577
Non-Ferrous Metals 2.4%		
Inco	1,614,397	106,389
		106,389
Oil & Gas Drilling 7.1%		
Diamond Offshore Drilling	1,373,836	115,306
Helmerich & Payne	210,667	12,695
Key Energy Services (1)	544,800	8,308
Nabors Industries (1)	903,852	30,541
Noble Drilling	888,272	66,105
Transocean (1)	1,110,541	89,199
		322,154

Oil & Gas Equipment & Services 18.8%		
Baker Hughes	1,499,959	122,772
BJ Services	2,380,660	88,703
Cameron International (1)	2,593,126	123,874
Dresser-Rand Group (1)	477,800	11,219
FMC Technologies (1)	626,384	42,256
Grant Prideco (1)	1,372,963	61,440
Halliburton	230,200	17,083
Joy Global	490,200	25,534
Schlumberger	2,276,972	148,254
Smith International	2,300,966	102,324
Technip (EUR)	831,400	46,002
Tenaris ADR	327,200	13,248
W-H Energy Services (1)	838,193	42,605
		845,314
Petroleum Exploration & Production 9.2%		
Anadarko Petroleum	652,722	31,128
BG Group (GBP)	2,936,117	39,218
Bill Barrett (1)	493,565	14,615
Canadian Natural Resources	2,081,196	115,257
Compton Petroleum (1)	1,722,900	19,882
Devon Energy	1,047,559	63,283
Encore Acquisition (1)	1,075,000	28,842
EOG Resources	892,766	61,905
Newfield Exploration (1)	351,900	17,222
Nexen	245,546	13,883
XTO Energy	226,833	10,042
		415,277
Precious Metals 2.9%		
Meridian Gold (1)	2,026,378	64,195
Newmont Mining	1,247,379	66,024
		130,219

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

	6 Months Ended 6/30/06
Investment Income (Loss)	
Income	
Dividend	$ 48,997
Securities lending	95
Interest	1
Total income	49,093
Expenses	
Investment management	11,869
Shareholder servicing	1,817
Custody and accounting	140
Prospectus and shareholder reports	110
Registration	92
Proxy and annual meeting	66
Directors	15
Legal and audit	10
Miscellaneous	7
Total expenses	14,126
Expenses paid indirectly	(5)
Net expenses	14,121
Net investment income	34,972
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	68,375
Foreign currency transactions	(177)
Net realized gain	68,198
Change in net unrealized gain (loss)	
Securities	398,715
Other assets and liabilities denominated in foreign currencies	2
Change in net unrealized gain	398,717
Net realized and unrealized gain	466,915
INCREASE IN NET ASSETS FROM OPERATIONS	$ 501,887

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $31,000 for the six months ended June 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $624,873,000 and $276,846,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

At June 30, 2006, the cost of investments for federal income tax purposes was $2,669,609,000. Net unrealized gain aggregated $1,806,791,000 at period-end, of which $1,833,755,000 related to appreciated investments and $26,964,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund's group fee is determined by applying the group fee rate to the fund's average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $33,000 for Price Associates, $1,015,000 for T. Rowe Price Services, Inc., and $312,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $5,904,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2006, and December 31, 2005, was $164,970,000 and $287,415,000, respectively.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 529,004 shares of the fund, representing 1% of the fund's net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006